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                                                                    Exhibit 23.7

                         PROSPECTIVE DIRECTOR'S CONSENT

     I hereby consent to being named as a prospective director of Del Monte Foods Company in the Registration Statement on Form S-4 and related proxy statement/prospectus, which is a part of the Registration Statement, of Del Monte Foods Company.

                                   /s/ Gerald E. Johnston
                                   Gerald E. Johnston

Dated: November 11, 2002